Exhibit 99.1
Centuri Announces Executive Leadership Changes
AUGUST 12, 2026 PHOENIX—(BUSINESS WIRE)—Centuri Holdings, Inc. (NYSE: CTRI) (“Centuri” or the "Company"), a leading North American utility and energy infrastructure services company, today announced the appointments of Kelly Youngblood as Executive Vice President, Chief Financial Officer, succeeding Gregory A. Izenstark, and Danielle Hunter as Executive Vice President, Chief Legal & Administrative Officer and Corporate Secretary, succeeding Jason S. Wilcock. Both appointments are effective immediately.
Mr. Youngblood is a highly accomplished Chief Financial Officer with more than 30 years of global experience in the energy services and industrial distribution sectors. He has deep public company CFO, investor relations, and enterprise transformation experience, most recently as Executive Advisor to the Chief Executive Officer of DNOW (NYSE: DNOW), and immediately prior as Executive Vice President and Chief Financial Officer of MRC until its merger with DNOW.
Ms. Hunter has over 15 years of public company executive leadership experience within the energy industry, spanning corporate strategy, legal, governance, compliance and risk management. She also has a strong track record of leading companies through significant transactions and standing up and advancing the systems and processes essential for high-growth public companies at scale. Most recently, Ms. Hunter served as President of Berry Corporation, formerly a publicly traded upstream energy company.
“Enhancing our leadership is a critical step in our transformation. The appointments of Kelly and Danielle provide the leadership capabilities we need to meet and exceed the expectations we have set for ourselves and deliver the sustained performance our shareholders expect of us,” said Christian Brown, President & CEO of Centuri. “Kelly’s experience and financial acumen, coupled with his proven track record of hands-on leadership that achieves alignment of business performance and operational excellence makes him a strong and versatile addition to Centuri as we execute our Vision One Centuri strategy. Danielle is also an exceptional addition, bringing broad strategic and operational experience underpinned by strong legal and commercial strengths, which is needed as we grow as a fully integrated utility services organization.” Mr. Brown concluded by saying, “We thank Greg and Jason for their contributions to Centuri and wish them all the best in the future.”
“It is a privilege to join the Centuri team during a period of immense opportunity and market transformation for the industry. The Company has established a remarkably robust foundation in the utility infrastructure sector, and it is uniquely positioned to capitalize on a transformative era of profitable growth. I look forward to leveraging my experience leading finance organizations to successfully execute our strategic priorities, achieve our financial milestones, and drive sustainable, long-term value for our shareholders,” said Mr. Youngblood.
“I am excited to be joining Centuri during a time of strategic growth and tremendous opportunity. I look forward to partnering with the Centuri team to realize our Vision One Centuri strategy and achieve our growth goals to the benefit of all our stakeholders,” said Ms. Hunter.

About Kelly Youngblood
Mr. Youngblood most recently served as Executive Advisor to the Chief Executive Officer of DNOW Inc. (NYSE: DNOW), a publicly traded equipment distributor serving energy and industrial markets. He previously served as Executive Vice President and Chief Financial Officer of MRC Global Inc. from March 2020 until its acquisition by DNOW in November 2025. Prior to MRC, Mr. Youngblood held the positions of Executive Vice President and Chief Financial Officer at BJ Services, and as Senior Vice President and Chief Financial Officer of Diamond Offshore Drilling, Inc. (subsequently acquired by a predecessor company of Noble Corporation plc (NYSE: NE)). In addition, he held a variety of finance and accounting positions of increasing responsibility over a 27-year career at Halliburton, including Vice President of Investor Relations. Mr. Youngblood is a Certified Public Accountant and received a B.A. in Accounting from Cameron University. He was recognized for multiple years by Institutional Investor Magazine as Best Investor Relations Officer, and #1 in the energy sector category.
About Danielle Hunter
Ms. Hunter most recently served as President of Berry Corporation, formerly a publicly traded upstream energy company, from January 2023 through its acquisition by California Resources Corporation (NYSE: CRC) in December 2025. She joined Berry in 2020 as Executive Vice President, General Counsel and Corporate Secretary, a position she held through her appointment as President. Prior to Berry, Ms. Hunter served as Executive Vice President, General Counsel, Chief Risk & Compliance Officer, and Corporate Secretary of C&J Energy Services, Inc., through its acquisition by NexTier Oilfield Solutions Inc. (subsequently acquired by Patterson-UTI Energy, Inc. (NASDAQ: PTEN)). Earlier in her career, she practiced corporate law at Vinson & Elkins LLP. Ms. Hunter currently serves on the Board of Directors of KLX Energy Services Holdings, Inc. (NASDAQ: KLXE) and holds a Juris Doctor, with honors, from Tulane University Law School.
About Centuri Holdings, Inc.
Centuri Holdings, Inc. is a strategic utility and energy infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.
Investors should note that we announce material financial information in Securities and Exchange Commission ("SEC") filings, press releases and public conference calls. Based on guidance from the SEC, we may use the IR section of our website to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. The information on our website is not part of, and is not incorporated into, this press release.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can often be identified by the use of words such as “will,” “predict,”

“continue,” “forecast,” “expect,” “believe,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “seek,” “estimate,” “should,” “may” and “assume,” as well as variations of such words and similar expressions referring to the future. The specific forward-looking statements made herein include (without limitation) statements regarding sustained performance of the Company, the execution of our Vision One Centuri strategy, our growth as a fully integrated utility services organization, our ability to capitalize on a transformative era of profitable growth and our ability to execute our strategic priorities, achieve our financial milestones, and drive sustainable, long-term value for our shareholders. A number of important risks, uncertainties and other factors affecting the business and financial results of Centuri could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, capital market risks and the impact of general economic or industry conditions and those detailed from time to time in Centuri’s reports filed with the SEC, including Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025. The statements in this press release are (i) made as of the date of this press release, even if subsequently made available by Centuri on its website or otherwise, and (ii) based on assumptions and assessments made by our management in light of their experience and perceptions of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Except to the extent required by applicable law, Centuri does not assume any obligation to update or revise the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise. You are cautioned not to place undue reliance on these forward-looking statements.
For Centuri shareholders, contact:
Nate Tetlow
(480) 851-8426
NTetlow@centuri.com
For Centuri media information, contact:
Jennifer Russo
(602) 781-6958
JRusso@centuri.com